                                                                    Exhibit 99.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Sports Authority, Inc. (the "Company") on Form 10-Q for the period ended August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
R. Mihalko, Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

S/  GEORGE R. MIHALKO
    -----------------
    George R. Mihalko
    Vice Chairman,
    Chief Administrative Officer and
    Chief Financial Officer
    (Principal Financial Officer)